UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 9, 2023, Recursion Pharmaceuticals, Inc. (“Recursion”) filed a prospectus supplement dated June 9, 2023 (the “Prospectus Supplement”) and an accompanying base prospectus, which are part of Recursion’s automatic “shelf” Registration Statement on Form S-3 (File No. 333-264845), and which was previously filed on May 10, 2022 with the Securities and Exchange Commission (the “SEC”). The Prospectus Supplement was filed to register shares of Recursion’s Class A common stock (the “Resale Shares”) issued or issuable to certain shareholders of Cyclica Inc. (“Cyclica”) in connection with the acquisition by Recursion Canada Inc., a wholly-owned subsidiary of Recursion (the “Purchaser”), of 100% of the outstanding equity securities of Cyclica (the “Cyclica Acquisition”). The offering of the Resale Shares was made pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), as announced in Recursion’s Current Report on Form 8-K filed with the SEC on May 8, 2023, which is incorporated herein by reference.

The Prospectus Supplement was filed in accordance with a registration agreement entered into on May 25, 2023 at the closing of the Cyclica Acquisition, by and among Recursion, the Purchaser and certain shareholders of Cyclica (the “Registration Agreement”). Recursion is required under the terms of the Registration Agreement to prepare and file a registration statement or a prospectus supplement to an effective automatic shelf registration statement, covering the Resale Shares with the SEC as promptly as reasonably practicable and to keep the registration statement continuously effective until the earlier of the date that all Resale Shares have been sold thereunder or are able to be publicly sold by relying on Rule 144 of the Securities Act without registration.

The foregoing description of the Registration Agreement is qualified in its entirety by reference to the complete text of the Registration Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

In addition to the resale of the Resale Shares, Recursion registered pursuant to the Prospectus Supplement, shares of Recursion’s Class A common stock (the “Option Shares”) issuable upon the exercise of certain options (the “Options”) held by current and former service providers of Cyclica under Cyclica’s Second Amended and Restated Stock Option Plan. The Options were issued by Cyclica and assumed by Recursion and exchanged for options that are exercisable for shares of Recursion’s Class A common stock in connection with the Cyclica Acquisition.

A copy of the Cyclica Second Amended and Restated Stock Option Plan is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the Resale Shares and the Option Shares is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Registration Agreement dated May 25, 2023 by and among the Registrant, Recursion Canada Inc., and certain shareholders of Cyclica Inc.
4.2	Cyclica Inc. Second Amended and Restated Stock Option Plan.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 9, 2023.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer